Pacific Escrow Inc.

9155 E. Telegraph Road, #100
Pico Rivera, CA 90660

Phone: (562) 929-2121
Fax: (562) 929-9756

BUYER'S FINAL SETTLEMENT STATEMENT

PROPERTY:	1618 West 38th Street Los Angeles, CA 90062	**DATE:**	December 30, 2019
		CLOSING/RECORD DATE:	December 30, 2019
		CLOSE/SIGNING DATE:	December 23, 2019
		DISBURSEMENT DATE:	December 30, 2019
BUYER:	Elata Investments, LLC	**ESCROW NO.:**	37660-SD
		LOAN NO.:	1473065

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
Total Consideration	630,000.00	
Deposit from Stewart Title Company fbo		18,900.00
New 1st Trust Deed - Visio Financial Services, Inc.		504,000.00
LOAN INFORMATION - Visio Financial Services, Inc. [Charges $20,145.85]		
Origination Charge	10,080.00	
Underwriting Fee	1,645.00	
Application Fee refund credit POC (B) $299.00		299.00
Default Reserve Escrow	3,834.88	
Interest at $86.9900/day from 12/23/2019 to 01/01/2020	782.91	
Homeowner's Insurance @ $94.75/mo for 4 mos	379.00	
Property Taxes @ $620.51/mo for 6 mos	3,723.06	
PRORATIONS/ADJUSTMENTS		
County Taxes at $3,608.04/semi-annually from 12/30/2019 to 01/01/2020	20.04	
OTHER DEBITS/CREDITS		
Foremost Insurance Company	1,137.30	
Notary 90210 for Notary Fee - Loan Signing	300.00	
TITLE/TAXES/RECORDING CHARGES - Stewart Title		
Title - Lender's Title Insurance	674.00	
Title - Binder Fee	175.50	
Title - Sub Escrow Fee	62.50	
Title - Endorsements 111.5, 8.1,110.9 ALTA 6 No Charge per title		
Title Recording Fee	5.00	
Buyer closing funds sent to title		133,000.00
Recording Grant Deed	28.00	
Recording Trust Deed	82.00	
ESCROW CHARGES - Pacific Escrow, Inc.		
Title - Escrow Fee	1,500.00	
Title - Loan Tie-In Fee	250.00	
Total Refund	1,519.81	
TOTAL	$ 656,199.00	$ 656,199.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES